Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report on Form 20-F of Aspen Insurance Holdings Limited (the “Company”) for the twelve months ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark Cloutier as Chief Executive Officer of the Company and Christopher Coleman as Chief Financial Officer of the Company each hereby certifies, pursuant to and for the purposes of complying with, Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2023

By:	/s/ Mark Cloutier
	Name:	Mark Cloutier
	Title:	Chief Executive Officer

Date: April 20, 2023

By:	/s/ Christopher Coleman
	Name:	Christopher Coleman
	Title:	Chief Financial Officer